Buildings and Equipment, Net	12 Months Ended
Dec. 31, 2011
Buildings and Equipment, Net [Abstract]
Buildings and Equipment, Net
4.	Buildings and Equipment, Net

	2011	2010
Year Ending December 31	($)	($)
Vehicles	-	107,589
Office equipment	-	66,159
Furniture and fixtures	-	21,995
Subtotal	-	195,743
Accumulated depreciation	-	(87,613)
	-	108,130
Gold Hill mill equipment	-	558,440
Gold Hill buildings	-	182,875
Closing Value	-	849,445

During the year ended December 31, 2011 management reviewed the net carrying values of the equipment to determine whether circumstances indicated that the net carrying values may not be recoverable. An impairment is considered to exist if the total estimated future cash flows, or probability-weighted cash flows on an undiscounted basis, are less than the carrying value of the assets. In estimating future cash flows, assets are grouped at the lowest level for which there is identifiable future cash flows that are largely independent of cash flows from other asset groups. Generally, in estimating future cash flows, all assets are grouped at a particular property for which identifiable cash flows exist.

Management assessed the cash flows from each asset group currently on the consolidated balance sheet in December 2011 and determined an impairment of $67,357 necessary to reflect the carrying value of the assets as December 31, 2011.

The breakdown of the net book values of the buildings and equipment by location as at fiscal year-end is Colorado $nil (2010: $756,055), and Brazil $nil (2010: $93,390).